
Grand Hotel Minneapolis


Mondrian Los Angeles


W Boston


Westin Gaslamp Quarter


Viceroy Miami

pebblebrook HOTEL TRUST

NYSE: PEB

2011 Institutional Investor and Analyst Meeting

September 14 & 15, 2011
New York, New York


The Benjamin


Sofitel Philadelphia


Sir Francis Drake


Hotel Monaco Washington DC


InterContinental Buckhead

Forward-Looking Statements

This presentation contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of Pebblebrook Hotel Trust's (the "Company") business, financial condition, liquidity, results of operations, plans and objectives. These forward-looking statements are based on the Company's beliefs, assumptions, estimates and expectations of future performance, taking into account information currently available to the Company. These beliefs, assumptions, estimates and expectations can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company's business, prospects, financial condition, liquidity and results of operations may vary materially from these forward-looking statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company's filings with the Securities and Exchange Commission, including, without limitation, the Company's Annual Report on Form 10-K for the year ended December 31, 2010. You should carefully consider these risks when you make an investment decision concerning the Company's securities. You are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation does not constitute, and may not be used in connection with, an offer or solicitation by anyone.

This document is current as of September 12, 2011. Pebblebrook Hotel Trust assumes no obligation to update or revise any of the information in this document.

The following presentation includes financial projections and forward-looking statements. These projections and forward-looking statements are based on assumptions and estimates developed by Pebblebrook Hotel Trust and actual results may vary from the projections and such variations may be material. Additionally, this presentation should not be relied upon or regarded as a representation by Pebblebrook Hotel Trust, management or its employees that the forward-looking statements, or beliefs, assumptions, estimates or expectations of future performance underlying them, will be achieved.

Investor Inquiries:

Raymond D. Martz
Chief Financial Officer
(240) 507-1330
rmartz@pebblebrookhotels.com



InterContinental Buckhead



Mondrian Los Angeles

Agenda

- **Introductions**
- **Corporate Overview**
- **Portfolio Review**
- **Acquisitions Overview**
- **Internal Growth**
- **Asset Management Overview and Opportunities**
- **Balance Sheet and Capital Structure**
- **2011 Performance Update and Outlook**
- **Questions and Answers**
- ***Property Tours***


Westin Gaslamp Quarter


Affinia Shelburne


Grand Hotel Minneapolis

pebblebrook

Introductions

- **Jon E. Bortz**
  Chairman and Chief Executive Officer
- **Raymond D. Martz**
  Chief Financial Officer
- **Thomas C. Fisher**
  Chief Investment Officer
- **Matthew M. Partridge**
  Director, Finance
- **Krishna J. Deva**
  Analyst, Finance
- **Susan K. Patterson**
  Assistant to Jon E. Bortz, Chairman and CEO


Affinia Manhattan


Sheraton Delfina


Sheraton Delfina

corporate overview

Corporate Highlights

Experienced Leadership	▪ Leading hotel management team with deep industry experience and relationships ▪ Excellent long-term track record of delivering industry-leading shareholder returns with less risk
Favorable Industry Fundamentals	▪ Hotel demand likely to increase faster than supply, resulting in healthy occupancy and rate growth in major urban markets ▪ Hotel supply growth, particularly in urban areas, expected to stay below 1% through at least 2014 ▪ International tourism forecasted to increase 6% to 8% annually over next 3 to 5 years, yielding a 50% increase by 2016 and predominately benefitting gateway cities ▪ Unique time in history to accumulate a high-quality hotel portfolio in major urban markets at historically attractive prices and significant discounts to replacement costs at the lowest risk time in the cycle
Focused Conservative Property Investment Strategy	▪ Primarily urban-located, upper upscale, full service hotels in major U.S. gateway cities ▪ All properties conservatively underwritten on trough cash flows and significantly below prior recovery cycle RevPAR CAGRs ▪ Upside from asset management enhancements generally not incorporated in underwriting
Significant and Unique Operational Upside	▪ Acquired hotels operating significantly below comparable operating margins; presents significant margin expansion opportunities ▪ Additional revenue upside through recovery of RevPAR penetration lost in recent years and from major renovations and repositionings ▪ Vast majority of future RevPAR increases will be from ADR growth, resulting in better flow-through
Prudent Capital Structure	▪ Conservative use of debt ▪ $200M unsecured corporate revolving credit facility - $158M currently available ▪ 8 unencumbered properties representing $670M of invested capital

Mission Statement

Deliver long-term industry-leading total returns to our shareholders, including a reliable stream of income, through opportunistic investment in high-quality lodging properties, utilizing a conservative capital structure.

Vision



To be the most respected hotel investment company with the highest enterprise value multiple.

Core Values

The essential guiding principles of Pebblebrook, to be held even when it is a detriment to us:

- All for one and one for all
- Conduct ourselves with the highest degree of honesty and integrity
- Treat everyone with respect
- Relentlessly pursue continuous improvement (we are never satisfied)
- Be humble
- Have fun and celebrate successes

Our Team

Jon Bortz
Chairman & CEO

Thomas Fisher
EVP & CIO

Raymond Martz
EVP & CFO

Acquisitions

Robin Kennedy
VP
Acquisitions

Jennifer Yager
Director
Acquisitions

Asset Management

Steve Coe
VP Asset
Management

Kari Olsen
VP Asset
Management

Jeff Randall
VP Asset
Management

Jennifer Williams
VP Asset
Management

Finance

Matt Partridge
Director
Finance

Accounting

Andy Dittamo
VP &
Controller

Total Employees: 19


Affinia Manhattan


Sofitel Philadelphia


Mondrian Los Angeles


InterContinental Buckhead

Pebblebrook Execution

Dec. 2009
- IPO - $380.3M Net

Q1 2010
- $150.0M Secured Credit Facility
- Equity Raise - $318.3M Net
- Acquisitions:
  - InterContinental Buckhead
  - Hotel Monaco Washington DC
  - Grand Hotel Minneapolis

Q2 2010
- Acquisitions:
  - DoubleTree Bethesda
  - Sir Francis Drake

Q3 2010
- Acquisitions:
  - Skamania Lodge
  - Sheraton Santa Monica
  - Sofitel Philadelphia

Q4 2010
- Preferred Equity - $120.9M Net
- Acquisitions:
  - Argonaut Hotel

Q1 2011
- Equity Raise - $226.3M Net
- $200M Unsecured Credit Facility Conversion
- Acquisitions:
  - Westin Gaslamp Quarter
  - Hotel Monaco Seattle
  - Mondrian Los Angeles
  - Viceroy Miami
  - W Boston

Q2 2011
- Preferred Equity - $15.1M Net
- Acquisitions:
  - Manhattan Collection[2]

Q3 2011[1]

To Date:

20 properties acquired, comprising 4,660 guestrooms and $1.6B of capital invested[2,3]



Acquired Hotels
20
15
10
5
0
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
$1,600
$1,200
$800
$400
$0
Invested Capital ($ in millions)
Capital Invested for Acquistions
Hotels Owned

(1) Represents Q3 2011 activity to date.
(2) The Manhattan Collection represents Pebblebrook's 49% pro rata interest in a joint venture with affiliates of the Denihan Hospitality Group that owns 6 upper upscale hotels in Manhattan.
(3) Total rooms includes all hotels owned by the Company, including Pebblebrook's 49% pro rata share of the total rooms for the Manhattan Collection and the additional 90 rooms at the Affinia Manhattan that are expected to come online in the fall of 2011.

Corporate Strategy

pebblebrook HOTEL TRUST

Investment Strategy

- Invest (and divest) based on extensive research
- Diversify by geography, brands/independents, operators and customer base
- Utilize prudent capital structure
- Focus on properties with opportunities

Operating Strategy

- Staff for intensive asset management and operational involvement over time
- Align operators' interests with Pebblebrook's through terminable management agreements when possible
- Implement best practices

Management Strategy

- Strong governance through active, independent and non-classified board
- Maintain regular capital investments in hotels and be at the forefront of design
- Facilitate attractive sales of properties


W Boston


W Boston

portfolio review

Target Markets Identified at IPO



Seattle
Portland
San Francisco
Los Angeles
San Diego
Denver
Minneapolis
Chicago
Boston
New York
Philadelphia
Washington, DC
Atlanta
Dallas
Austin
San Antonio
Houston
New Orleans
Tampa
Miami
Target Market
No Longer Target Market

pebblebrook

Pebblebrook Hotel Portfolio

Urban, Primarily Coastal, Well Diversified



Target Market
Target Market with Acquisitions
Skamania Lodge
Hotel Monaco Seattle
Grand Hotel Minneapolis
W Boston
Manhattan Collection(1)
Sir Francis Drake
Sofitel Philadelphia
Argonaut Hotel
DoubleTree by Hilton Bethesda – Washington Dc
Mondrian Los Angeles
Sheraton Delfina Santa Monica
Westin Gaslamp San Diego
Viceroy Miami
InterContinental Buckhead
Hotel Monaco Washington DC
Seattle
Portland
Minneapolis
Boston
New York
Chicago
Philadelphia
San Francisco
Denver
Washington, DC
Los Angeles
San Diego
Atlanta
New Orleans
Miami

(1) The Manhattan Collection represents Pebblebrook's 49% interest in a joint venture with affiliates of the Denihan Hospitality Group that owns 6 upper upscale hotels in Manhattan.

pebblebrook

Portfolio Operating Summary Run Rate

Portfolio[(1)] (Hotel EBITDA in millions $)	2011F[(2)]	2010	Variance
Rooms	4,631	4,629	*0.0%*
Occupancy	77.5%	77.2%	*0.3%*
ADR	$207	$192	*7.8%*
RevPAR	$159	$147	*8.1%*
Hotel EBITDA	$98.9	$85.8	*15.3%*
Hotel EBITDA Margin	24.3%	22.8%	*150 bps*


Hotel Monaco Seattle

(1) Note: Pro forma results are as if Pebblebrook owned all 20 properties since January 1, 2011, including the 12 hotels acquired in 2011. No additional acquisitions are included beyond the 20 properties that have been acquired as of July 29, 2011; the pro forma reflects all 20 properties for the full year 2011, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.
(2) Calculated using the same assumptions as the Company Outlook provided in Pebblebrook's Q2 Earnings Release.

pebblebrook

High Quality Portfolio



2010 Lodging REIT ADR(1) Comparison
$230
$210
$190
$170
$150
$130
$110
$90
$226
$192
$185
$173
$162
$149
$136
$123
$98
BEE
PEB(2)
LHO
HST
DRH
SHO
HT
AHT
FCH



Hotel Monaco Seattle

Source: Company filings

(1) ADR for HST and BEE include international properties.

(2) Reflects all 20 properties for the period, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.

pebblebrook

High Quality Hotels in Urban Locations


Upper Upscale/Luxury in Urban Locations
(% of Rooms)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
89%
83%
66%
65%
61%
41%
40%
29%
18%
7%
PEB(1)
LHO
BEE
CHSP
HST
DRH
SHO
AHT
FCH
HT(2)


Affinia Dumont

Sources: RBC Capital Markets Equity Research and company filings
Note: Only reflects each company's hotel rooms in the United States.
(1) Includes rooms at all hotels owned by the Company, including Pebblebrook's 49% pro rata share of the total rooms for the Manhattan Collection and the additional 90 rooms at the Affinia Manhattan that are expected to come online in the fall of 2011.
(2) Reflects total current portfolio, including the 18 hotels that Hersha has entered into an agreement to sell to Starwood Capital.

Portfolio Diversification

Pebblebrook's portfolio EBITDA[1] has strong geographic and operator diversification

Geographic Diversification

(% of Hotel EBITDA[1])



Seattle, 3%
Philadelphia, 6%
Minneapolis, 1%
Boston, 4%
Miami, 0%
Portland, 5%
New York, 23%(2)
Buckhead, 10%
San Diego, 9%
Los Angeles, 16%
Washington, DC, 13%
San Francisco, 10%

Operator Diversification

(% of Hotel EBITDA[1])



Destination Hotels & Resorts, 5%
Sofitel Luxury Hotels, 6%
Thayer Lodging Group, 5%
Viceroy Hotel Group, 7%
Denihan Hospitality Group, 23%(2)
Morgans Hotel Group, 10%
InterContinental Hotels Group, 10%
Kimpton Hotels & Restaurants, 21%
Starwood Hotels and Resorts, 13%

(1) Based on trailing twelve month pro forma Hotel EBITDA for the period ended June 30, 2011.
(2) Represents Pebblebrook's 49% pro rata share in the Manhattan Collection.

pebblebrook

Management Contract Flexibility



Long Term vs. Terminable Management Contracts
(% of Hotel EBITDA(1))
Long-Term, 39%
Terminable at Will, 18%
Terminable on Sale, 43%(2)



Mondrian Los Angeles



The Benjamin

(1) Based on trailing twelve month Pro forma Hotel EBITDA for the period ended June 30, 2011.
(2) Includes Pebblebrook's 49% pro rata share of the Manhattan Collection; the Manhattan Collection management agreement allows the portfolio to be sold after 5 years, upon which the buyer may terminate the management contract.

Management and Brand Flexibility

Non-Branded/Independent Hotels typically sell for 10%-15% premiums to most branded properties due to their ability to be branded in the future



Non-Branded/Independent Hotels(1)
(% of Rooms)
60%
50%
40%
30%
20%
10%
0%
57%
52%
16%
9%
6%
6%
6%
3%
1%
1%
0%
PEB(2)
LHO
BEE
SHO
CHSP
HT(3)
DRH
AHT
RLJ
FCH
HST



Sir Francis Drake

Sources: RBC Capital Markets Equity Research and company filings
Note: Only reflects each company's hotel rooms in the United States.
(1) Non-Branded/Independent refers to hotels not falling under the umbrellas of Marriott, IHG, Hilton, Starwood, Hyatt, Four Seasons, Wyndham, Accor, Swissotel, Fairmont, Choice or Carlson.
(2) Includes rooms at all hotels owned by the company to date, including Pebblebrook's 49% pro rata share of the total rooms for the Manhattan Collection and the additional 90 rooms at the Affinia Manhattan that are expected to come online in the fall of 2011.
(3) Reflects total current portfolio, including the 18 hotels that HT has entered into an agreement to sell.

pebblebrook

Portfolio Segmentation


2011F Portfolio Segmentation
(% of Rooms Occupied(1))
Transient, 71%
Group, 29%


Sheraton Delfina

(1) Includes Pebblebrook's 49% pro rata share of the Manhattan Collection.


InterContinental Buckhead


InterContinental Buckhead

acquisitions overview

pebblebrook

Investment Strategy

By de-commoditizing the hotel product, Pebblebrook is able to benefit from increased pricing power and outperformance over the long term

- Primarily Major Cities (Urban)
- High Barriers to Entry
- Diverse Demand Drivers
- Upper Upscale, Full Service Hotels


Viceroy Miami


Mondrian Los Angeles


W Boston

pebblebrook

Urban and Upper Upscale Have Historically Outperformed the Industry



Urban vs. U.S. Hotel Industry RevPAR Performance
YoY % Change
US Industry Year-Over-Year RevPAR % Growth
US Industry RevPAR CAGR
US Urban Year-Over-Year RevPAR % Growth
US Urban RevPAR CAGR
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
(20.0%)
3.3%
2.3%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
US Urban RevPAR CAGR has outperformed US Hotel Industry RevPAR CAGR the last 22 years by an average of 43%



Upper Upscale vs. U.S. Hotel Industry RevPAR Performance
YoY % Change
US Industry Year-Over-Year RevPAR % Growth
US Industry RevPAR CAGR
US Upper Upscale Year-Over-Year RevPAR % Growth
US Upper Upscale RevPAR CAGR
15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
(20.0%)
2.6%
2.3%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Upper Upscale RevPAR CAGR has outperformed US Hotel Industry RevPAR CAGR the last 22 years by an average of 13%

Source: Smith Travel Research.

pebblebrook

Investment Criteria


Unlevered IRRs, average cash-on-cash, and discount-to-replacement cost are our primary investment criteria.
Target 5-year unlevered IRRs between 10.0% and 12.0%.
Discount-to-replacement cost of 20%-50%.
Investment Criteria
Prudently utilize leverage. Common equity and preferred equity to be raised before or after acquisitions.
5-year average cash-on-cash yields of at least 7%-8%. Target 5th year cash-on-cash yield of at least 9%.

Investment Summary

Hotel Name	Rooms	Total Price (Millions)	Price Per Key (Thousands)	Estimated Discount-to-Replacement Cost	Estimated Replacement Cost Per Key (Thousands)	2010 EBITDA vs. Prior Peak[2]
DoubleTree by Hilton Bethesda	270	$67.1	$249	25%	$330	N/A
Sir Francis Drake	416	90.0	216	50%	435	(62%)
InterContinental Buckhead	422	105.0	249	30%	355	(32%)
Monaco Washington DC	183	74.0	404	25%	540	(10%)
Grand Hotel Minneapolis	140	33.0	150[1]	60%[1]	375[1]	(64%)
Skamania Lodge	254	55.8	220	40%	365	(27%)
Sheraton Delfina	310	102.8	332	30%	475	(16%)
Sofitel Philadelphia	306	87.0	284	35%	435	(45%)
Argonaut Hotel	252	84.0	333	25%	445	(23%)
Westin Gaslamp Quarter	450	110.0	244	30%	350	(43%)
Hotel Monaco Seattle	189	51.2	271	35%	415	(56%)
Mondrian Los Angeles	237	137.0	578	25%	770	(38%)
Viceroy Miami	148	33.5[3]	226	50%	455	N/A
W Boston	235	89.5	381	30%	545	N/A
Manhattan Collection[4]	848[5]	445.9[5]	526[5]	30%	750	(38%)
Grand Total / Average	**4,660**	**$1,565.8**	**$333.5[1]**	**32%**	**$490**	**(38%)**

(1) Estimated after allocation of value to 58,000 SF athletic club and 10,776 SF restaurant leases at Grand Hotel Minneapolis; EBITDA for Grand Hotel Minneapolis is estimated, as operating information prior to Pebblebrook's ownership is not auditable.
(2) EBITDA decline is measured as the decline from the prior peak in hotel EBITDA versus 2010 hotel EBITDA; DoubleTree by Hilton Bethesda, Viceroy Miami and W Boston are not included because the DoubleTree by Hilton Bethesda was going through a repositioning during the prior peak and neither the Viceroy Miami nor the W Boston were open during the prior peak.
(3) Total price is net of $3.0M in key money contributed at closing off of a gross purchase price of $36.5M.
(4) The Manhattan Collection represents Pebblebrook's 49% pro rata interest in a joint venture with affiliates of Denihan Hospitality Group that owns 6 upper upscale hotels in Manhattan.
(5) Purchase price and estimated replacement cost represent Pebblebrook's 49% pro rata interest, the room count represents Pebblebrook's 49% pro rata interest of the room count at all six hotels after the renovation and expansion of 90 rooms at the Affinia Manhattan and the price per key is based on a $910M total portfolio valuation and the increased room count.

pebblebrook

Attractive Acquisition Opportunities from Multiple Sources

Management's extensive long-term relationships with owners, operators, lenders, brokers and other key players provide a healthy pipeline of opportunities

Composition of Acquisition Sources

(% of capital invested for acquisitions)



Management Companies

- Provide a pipeline for off-market opportunities aligned with Pebblebrook's multi-operator approach

Monaco Washington DC
Mondrian Los Angeles
Viceroy Miami

Brands

- Brand execution matches well with Pebblebrook's strategy
- Provide a pipeline for off-market opportunities given Pebblebrook's growth outlook

InterContinental Buckhead
Westin Gaslamp Quarter

Banks, Bankruptcies, Servicers and Receivers

- Defaulted and delinquent loans continue to grow
- Foreclosure and REO opportunities continue to rise

Grand Hotel Minneapolis
W Boston

Owners

- Private equity funds, pension funds and REITs seeking liquidity and/or deleveraging

DoubleTree by Hilton Bethesda

Brokers

- Long-term relationships
- Certainty of execution

Sir Francis Drake
Skamania Lodge
Sheraton Delfina
Sofitel Philadelphia
Argonaut Hotel
Hotel Monaco Seattle
Manhattan Collection[(1)]

6 of 15 transactions have been off-market transactions (denoted by red font)

(1) The Manhattan Collection represents Pebblebrook's 49% pro rata interest in a joint venture with affiliates of Denihan Hospitality Group that owns 6 upper upscale hotels in Manhattan.

Acquisition Outlook

- Significant decline in the number of high quality acquisition opportunities in our target markets since Q2 2011.
- Slowdown in transactions expected to continue during next 90-180 days, as gap between buyers and sellers widens.
- Upcoming debt maturities should continue to cause a significant number of high quality hotels in major urban markets to come to market.


Sheraton Delfina


Affinia Dumont


The Benjamin

pebblebrook

Acquisition Environment Has Favored Public Buyers

Transaction activity significantly increased in 2010 and YTD 2011; sellers face significant pending maturities

Transaction Volume

($ in billions)



$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Approximately half of 2011E transactions of $10M or more acquired by publicly traded REITs.
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E

Pending Commercial Real Estate Debt Maturities

($ in billions)



$400.0
$320.0
$240.0
$160.0
$80.0
$0.0
$326
$346
$360
$367
$339
$327
2010
2011E
2012E
2013E
2014E
2015E
Banks
CMBS
Other
Life Cos

Source: Jones Lang LaSalle Hotels.
Note: Transactions $10M and above, excludes land site and casino transactions.

Source: Foresight Analytics, LLC, a division of Trepp, LLC.
Note: As of 12/31/2010.


Argonaut San Francisco


Argonaut San Francisco - Rendering

internal growth

pebblebrook

Internal Growth

- Improving market fundamentals from the economic recovery
- Substantial operating margin growth opportunities within the current portfolio versus the lodging REIT peer group
- Considerable RevPAR penetration upside as a result of lost RevPAR penetration during the last two-plus years
- Significant margin growth opportunities versus the prior peak
- Upside from renovations and repositionings
- Majority of forecasted RevPAR increases expected to come from rate growth


DoubleTree by Hilton Bethesda


AFFINIA MANHATTAN
Affinia Manhattan


Westin Gaslamp Quarter


W Boston

Capitalizing on Forecasted Improvement in Fundamentals

Lodging industry exhibiting improvement in fundamentals and projecting a sustained recovery



PEB
IPO
Year-Over-Year
% Change
Trough to Peak Cumulative RevPAR Growth
'92
40.2%
'00
'03
30.5%
'07
'10
38.4%E
'15
12.0%
7.0%
2.0%
(3.0%)
(8.0%)
(13.0%)
(18.0%)
* Cycle Trough in RevPAR
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
2015E
% Change in RevPAR
% Change in Room Night Supply
% Change in Room Night Demand

Source: Smith Travel Research (1988 – 2010) and PKF Hospitality Research: Hotel Horizons, June-August 2011 Edition for 2011E-2015E.

pebblebrook

EBITDA Margin Upside Opportunity

2010 Hotel EBITDA Margin Comparison(1)



35.0%
30.0%
25.0%
20.0%
15.0%
34.2%
29.1%
27.5%
24.4%
24.0%
23.9%
22.8%
20.8%
21.3%
17.9%
HT
LHO
AHT
SHO
FCH
DRH
PEB
HST
BEE
The 630 bps difference in Hotel EBITDA margin between LHO and PEB would represent approximately $24M in Hotel EBITDA for PEB in 2010
Pebblebrook's Hotel EBITDA margin without the Manhattan Collection



Viceroy Miami



Affinia Manhattan

Source: R.W. Baird Equity Research

(1) Reflects all 20 properties for the period, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.

Significant RevPAR Penetration Opportunity Beyond Last Two Years

Highlights of Properties with Significant Declines:	RevPAR Penetration Index TTM July 2011	2009	Variance to TTM July 2011	Prior Peak Year	Prior Peak	Variance to TTM July 2011
Grand Minneapolis[2]	89	114	(2,549 bps)	2008	128	(3,934 bps)
Affinia Manhattan[2]	73	92	(1,875 bps)	2008	99	(2,628 bps)
Mondrian LA	106	112	(590 bps)	2006	133	(2,609 bps)
Westin Gaslamp[2]	83	88	(443 bps)	2006	101	(1,823 bps)
Sir Francis Drake[2]	82	89	(706 bps)	2008	97	(1,470 bps)
Monaco Seattle[2]	104	107	(375 bps)	2006	116	(1,237 bps)
Total Portfolio Weighted Average[1]	***101***	***105***	***(366 bps)***	***Various***	***111***	***(982 bps)***



Hotel Monaco Seattle - Rendering



Sir Francis Drake

Source: Smith Travel Research
(1) The Viceroy Miami and W Boston are not included because both were not open during the prior peak.
(2) Renovation property.

pebblebrook

RevPAR Penetration Recovery Opportunity

RevPAR penetration declines due to capital deprivation, foreclosures, receivership, recent renovation impact and lack of asset management by prior ownership present significant upside



Pebblebrook Portfolio Weighted Average RevPAR Penetration(1)
RevPAR Yield %
105.0
104.0
103.0
102.0
101.0
100.0
104.9
101.3
2009
TTM July 2011
The 366 bps decline in RevPAR Penetration since 2009 represents approximately $9.0M in room revenue alone. Assuming half of the RevPAR decline is due to occupancy, F&B and other revenues lost equal an additional $2.5M.



Viceroy Miami

Source: Smith Travel Research
(1) The Viceroy Miami and W Boston are not included because neither were open during the prior peak.

Portfolio Upside In Perspective

	Estimated Prior Peak	June 2011 TTM	Opportunity
Occupancy	80.7%	77.4%	*(328 bps)*
ADR	$227	$198	*(12.7%)*
RevPAR	$183	$152	*(17.2%)*
Hotel EBITDA (in millions)	$129	$79	*(38.3%)*
Hotel EBITDA Margin	32.5%	24.1%	*(833 bps)*
EBITDA Yield	9.4%	5.8%	*(358 bps)*


Mondrian Los Angeles


Westin Gaslamp Quarter

Note: DoubleTree by Hilton Bethesda, Viceroy Miami and W Boston are not included because the DoubleTree by Hilton Bethesda experienced a repositioning during the prior peak and the Viceroy Miami and W Boston were not open during the prior peak. Portfolio Occupancy, ADR, RevPAR, Hotel EBITDA, Hotel EBITDA Margin and EBITDA Yield include Pebblebrook's 49% pro rata share in the Manhattan Collection.

pebblebrook

Upside from Major Renovations/Repositionings

Hotel Name	Investment (in millions)	Renovation Highlights	Start	Estimated Completion
DoubleTree by Hilton Bethesda	$4.1	Guestrooms refresh, corridors, lobby, porte cochere, garage and entrance renovation	Q4 '10	Q2 '11
Affinia Manhattan(1)	24.0	Comprehensive full property renovation, including guestrooms and guestroom expansion (increase from 526 to 616), corridors, public areas, lobby and entry(2)	Q4 '10	Q3 '11
Westin Gaslamp Quarter(3)	25.0	Comprehensive full property phased renovation, including guestrooms, corridors, public areas, lobby, entry, porte cochere, exterior, restaurant, renovated/expanded meeting space and new restaurant concept	Q4 '10	Q1 '12
Grand Hotel Minneapolis	5.4	Guestrooms, lobby, entry, guestroom corridors, ballroom, bar and elevator(4) renovations	Q1 '11	Q2 '11
Sir Francis Drake	9.0	Guestrooms, corridors, lobby, entrance, elevators(4) and Starlight Room renovation	Q1 '11	Q3 '11
InterContinental Buckhead	6.2	Guestrooms, corridors, public areas and restaurant and bar renovation and re-concept	Q3 '11	Q3 '11
Sheraton Delfina	8.0	Guestrooms, lobby, corridors, public areas and meeting space renovation	Q4 '11	Q1 '12
Hotel Monaco Seattle	4.2	Guestrooms, lobby and meeting space renovation	Q4 '11	Q1 '12
Total	**$85.9**			

(1) Renovation of Affinia Manhattan fully funded by affiliates of Denihan Hospitality Group.
(2) Lobby and entry renovations scheduled to be completed by Q2 2012.
(3) Renovation of Westin Gaslamp Quarter includes $2M received from Starwood Hotels.
(4) Elevator renovation ongoing and scheduled to be completed by Q3 2012.

Affinia Manhattan

Before Renovation	After Renovation


Affinia Manhattan – Guest Room


Affinia Manhattan – Guest Room


Affinia Manhattan – Suite Living Area


Affinia Manhattan – Suite Living Area

pebblebrook

Sir Francis Drake

Before Renovation	***After Renovation***


Sir Francis Drake – Guest Room


Sir Francis Drake – Guest Room


Sir Francis Drake – Lobby Bar


Sir Francis Drake – Starlight Room


Sir Francis Drake – Lobby Bar


Sir Francis Drake – Starlight Room

Grand Hotel Minneapolis

Before Renovation



Grand Hotel Minneapolis – Guest Room



Grand Hotel Minneapolis - Lobby



Grand Hotel Minneapolis – Presidential Suite

After Renovation



Grand Hotel Minneapolis – Guest Room



Grand Hotel Minneapolis - Lobby



Grand Hotel Minneapolis – The SIX15 ROOM

pebblebrook

Sheraton Delfina

Before Renovation


Sheraton Delfina – Guest Room


Sheraton Delfina – Guest Room

Renovation Renderings


Sheraton Delfina – Guest Room


Sheraton Delfina – Guest Room

Hotel Monaco Seattle

Before Renovation	Renovation Renderings


Hotel Monaco Seattle – Guest Room


Hotel Monaco Seattle – Guest Room


Hotel Monaco Seattle – Guest Room


Hotel Monaco Seattle – Guest Room

pebblebrook

Rate Compression Opportunity

Pebblebrook's portfolio occupancy is significantly above the US Industry, Urban and Upper Upscale averages, allowing for outsized rate growth and better flow-through

Expected average flow-through:

From Occupancy(1): 50% - 60% *From Rate Growth(1): 65% - 75%*



US Industry Occupancy vs. Pebblebrook Portfolio Occupancy
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2007
2008
2009
2010
US Industry Occupancy
US Upper Upscale Occupancy
US Urban
Pebblebrook Portfolio Occupancy(2)



Mondrian Los Angeles

(1) Estimated flow-through of incremental RevPAR to EBITDA is meant for comparative purposes only and will vary by property.
(2) Reflects all 20 properties for the period, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.

pebblebrook

Pebblebrook Hotel Portfolio Occupancy Levels

Market Tract	July 2011 TTM Occupancy	Last Cycle Prior Peak TTM Occupancy	Last Cycle Prior Peak TTM	Historical Peak TTM Occupancy	Historical Peak TTM
New York Uptown / Midtown	81%	86%	January 2006	86%	January 2006
New York Lower Manhattan	82%	85%	February 2008	85%	February 2008
Santa Monica / Marina Del Rey	78%	79%	January 2008	83%	January 1998
San Francisco – Nob Hill/Wharf	**79%**	**79%**	**August 2008**	82%	August 1997
Hollywood / Beverly Hills	77%	78%	January 2006	78%	January 2006
San Diego Downtown	74%	77%	March 2006	77%	March 2006
San Francisco – Market Street	**80%**	**77%**	**August 2008**	81%	December 2000
Boston Downtown / Airport	**77%**	**77%**	**July 2006**	79%	March 1998
Seattle Downtown	73%	75%	April 2007	77%	September 1995
Washington, DC (CBD)	**75%**	**74%**	**December 2005**	**74%**	**December 2005**
Philadelphia City Center	71%	74%	October 2007	77%	February 1988
Buckhead	69%	73%	August 2006	77%	February 1996
Miami Downtown / North	**72%**	**71%**	**December 2005**	81%	June 1993
Minneapolis	67%	70%	December 2007	71%	August 1995
Bethesda / College Park	64%	72%	April 2005	78%	March 1998
Washington State Areas	51%	61%	February 2008	64%	December 1999

Source: Smith Travel Research
Note: Market tracts denoted with a green box achieved or exceeded last cycle's prior peak occupancy.


Sofitel Philadelphia


Sofitel Philadelphia

asset management overview and opportunities

Relentless Asset Management

"We Are Never Satisfied"

pebblebrook HOTEL TRUST

Capital Investment

- Strategic planning of short-term and long-term capital investments to increase hotels' profitability
- Constant pursuit of return on investment opportunities including expansions, additions, renovations, technology, energy efficiencies, green initiatives and other return on investment capital investments

Revenue Management

- Constant evaluation of optimal market mix and pricing strategies
- Provide leadership to hotel management team to maximize revenue opportunities
- Ensure quality staffing and management focus
- Constantly monitor and modify pricing to be consistent with strategies

Operations

- Implement learned best practices throughout portfolio
- Aggressive monitoring, investigation, evaluation and improvement of hotels' operating strategies and processes
- Continuous benchmarking and relentless pursuit of maximizing profitability and return on invested capital

Experienced Asset Management Team

Steve Coe
- 26 years in the hotel industry
- Senior Vice President, Asset Management, Highland Hospitality
- Regional Vice President, Hotel Division, B.F. Saul Company

Jen Williams
- 15 years in the hotel industry
- Senior Vice President, Peninsula Real Estate
- Vice President, Tishman Hotel and Realty

20 Hotels
4 Senior Asset Managers

Kari Olsen
- 12 years in the hotel industry
- Vice President, Hotel Group, Cornerstone Real Estate Advisers
- Senior Associate, PricewaterhouseCoopers

Jeff Randall
- 9 years in the hotel industry
- Vice President, Black Creek Group
- Associate Vice President, A.G. Edwards & Sons

Broad Portfolio Upside Opportunity Without Manhattan Collection

	2010			
	PEB[1] Nominal (in millions)	PEB[1] Margin	LHO[2] Margin	Variance
Occupancy		75%	71%	*330 bps*
ADR		$178	$185	*(3.9%)*
RevPAR		$131	$132	*(0.6%)*
Revenues				
Rooms	$184	60%	66%	*(570 bps)*
Food and Beverage	99	32%	28%	*485 bps*
Other	24	8%	7%	*85 bps*
Total Revenues	**$307**	**100%**	**100%**	***0 bps***
Expenses				
Rooms	$52	28%	25%	*379 bps*
Food and Beverage	72	72%	69%	*306 bps*
Other Direct Expenses	15	62%	44%	*1,765 bps*
Departmental Expenses	**$139**	**45%**	**38%**	***698 bps***
General and Administrative	$28	9%	8%	*108 bps*
Sales and Marketing	23	8%	7%	*35 bps*
Management Fees	10	3%	4%	*(26 bps)*
POM	11	4%	4%	*(22 bps)*
Energy	12	4%	3%	*58 bps*
Undistributed Expenses	**$85**	**28%**	**26%**	***152 bps***
Property Taxes	$9	3%	5%	*(177 bps)*
Other Fixed	10	3%	2%	*158 bps*
Fixed Expenses	**$20**	**6%**	**7%**	***(19 bps)***
Total Hotel Expenses	**$243**	**79%**	**71%**	***831 bps***
Hotel EBITDA	**$64**	**21%**	**29%**	***831 bps***

Incremental Hotel EBITDA at 29.1% = $25M



Affinia Shelburne



Sofitel Philadelphia

Note: Differences due to rounding
(1) Does not include Pebblebrook's 49% pro rata share of the Manhattan Collection.
(2) Source: company filings

Broad Portfolio Upside Opportunity With Manhattan Collection

	2010			
	PEB(1) Nominal (in millions)	PEB(1) Margin	LHO(2) Margin	Variance
Occupancy		77%	71%	580 bps
ADR		$192	$185	3.6%
RevPAR		$147	$132	10.9%
Revenues				
Rooms	$248	66%	66%	*28 bps*
Food and Beverage	102	27%	28%	*(39 bps)*
Other	27	7%	7%	*11 bps*
Total Revenues	**$377**	**100%**	**100%**	***0 bps***
Expenses				
Rooms	$71	29%	25%	*427 bps*
Food and Beverage	75	73%	69%	*403 bps*
Other Direct Expenses	15	57%	44%	*1,321 bps*
Departmental Expenses	**$161**	**43%**	**38%**	***469 bps***
General and Administrative	$35	9%	8%	*116 bps*
Sales and Marketing	27	7%	7%	*(7 bps)*
Management Fees	13	3%	4%	*(34 bps)*
POM	14	4%	4%	*(15 bps)*
Energy	14	4%	3%	52 bps
Undistributed Expenses	**$103**	**27%**	**26%**	***112 bps***
Property Taxes	$15	4%	5%	*(69 bps)*
Other Fixed	12	3%	2%	*123 bps*
Fixed Expenses	**$27**	**7%**	**7%**	***54 bps***
Total Hotel Expenses	**$291**	**77%**	**71%**	***635 bps***
Hotel EBITDA	**$86**	**23%**	**29%**	***635 bps***

Incremental Hotel EBITDA at 29.1% = $24M



Affinia Dumont



InterContinental Buckhead



Grand Hotel Minneapolis

Note: Differences due to rounding
(1) Includes Pebblebrook's 49% pro rata share of the Manhattan Collection.
(2) Source: company filings

pebblebrook

Broad Opportunity

($ in millions)	With Manhattan Collection[1] 2010	Margin	Without Manhattan Collection 2010	Margin
Hotel Revenues	$377	100%	$307	100%
Hotel EBITDA	$86	23%	$64	21%
Implied Hotel EBITDA assuming a 29.1% EBITDA Margin	$110	29%	$89	29%
Incremental EBITDA	$24	635 bps	$25	831 bps
Incremental EBITDA Percentage	28%	28%	40%	40%


Gaslamp Quarter


Doubletree by Hilton Bethesda


Hotel Monaco Washington DC

Note: Differences due to rounding
(1) Includes Pebblebrook's 49% pro rata interest in the Manhattan Collection.


pebblebrook

Identified Asset Management Opportunities To Date – Portfolio Wide

	Examples	Estimated Savings
Energy	▪ Complete comprehensive energy audits ▪ Implement energy ROI and conservation programs	$2.6M
F&B	▪ Change purchasing programs and implement best practice controls to increase profitability ▪ "Right Size" manager and hourly staffing levels	$1.9M
Rooms	▪ Implement housekeeping efficiency and conservation and green programs ▪ Guestroom amenity pumps ▪ Outsource laundry	$0.5M
Insurance	▪ Implement Pebblebrook's insurance programs, increasing coverage and lowering costs	$0.5M
	Total Estimated Annual Savings:	**$5.5M**


Affinia 50


DoubleTree by Hilton Bethesda


Skamania Lodge

Note: Numbers in millions.

Identified Energy Savings Opportunities

Portfolio-wide estimated annual energy savings identified to date = $2.6M(1)

Building HVAC Upgrades and Equipment Refurbishment
Estimated Annual Savings - $1,170k
Initial Investment - $3,590k

Replace incandescent lighting with fluorescent and LED bulbs
Estimated Annual Savings - $515k
Initial Investment - $1,430k

Guestroom HVAC Controls
Estimated Annual Savings - $285k
Initial Investment - $1,345k

Steam to Natural Gas Conversion
Estimated Annual Savings - $260k
Initial Investment - $1,120k

Low-Flow Aerators and Showerheads
Estimated Annual Savings - $110k
Initial Investment - $195k

Range Hood Controls
Estimated Annual Savings - $105k
Initial Investment - $370k

Install/Modify Digital Controls
Estimated Annual Savings - $45k
Initial Investment - $200k

Repair/Replace Insulation
Estimated Annual Savings - $30k
Initial Investment - $50k

Install Occupancy Sensors
Estimated Annual Savings - $25k
Initial Investment - $135k

Install Garage Fan CO Controls
Estimated Annual Savings - $15k
Initial Investment - $35k

Install/Monitor Water Meters
Estimated Annual Savings - $10k
Initial Investment - $10k

Other
Estimated Annual Savings - $10k
Initial Investment - $20k

(1) Estimated savings do not include Pebblebrook's 49% pro rata interest in the Manhattan Collection; savings on estimated initial capital investment of $8.5M

Case Studies


Westin Gaslamp Quarter

Westin Gaslamp Quarter
Renovation & Repositioning


Sir Francis Drake

Sir Francis Drake
Food and Beverage Opportunities & Best Practices


Grand Hotel Minneapolis

Grand Hotel Minneapolis
Renovation & Repositioning


Viceroy Miami

Viceroy Miami
Comprehensive Asset Management

Case Study 1: Renovation & Repositioning

Westin Gaslamp Quarter San Diego


Westin Gaslamp Quarter


Westin Gaslamp Quarter

Case Study 1: Renovation & Repositioning

Westin Gaslamp Quarter San Diego

Investment Overview

- Off-market transaction, acquired directly from Starwood
- Excellent downtown / Gaslamp location
- Significant discount to estimated replacement cost (30%)
- Acquired for $110.0M ($244K per room)
- Excellent long-term growth market – it's the weather!
- Over 32,000 SF meeting space



Westin Gaslamp Quarter – Before Renovation



Westin Gaslamp Quarter

pebblebrook

Case Study 1: Renovation & Repositioning

Westin Gaslamp Quarter San Diego

Opportunity: Renovation & Repositioning

- Last major renovation in 1987
- Property has lost 1,800 bps in RevPAR penetration since 2006[(1)]
- Previously brand operated with no asset management
- Planned expansion of convention center supports favorable long-term outlook for San Diego
- Extensive renovation of Horton Plaza and Westfield Mall adjacent to hotel offers another demand generator


Westin Gaslamp Quarter – Before Renovation


Westin Gaslamp Quarter – Before Renovation

(1) Represents difference in RevPAR penetration from peak in 2006 to trailing 12 months July 2011.

Case Study 1: Renovation & Repositioning

Westin Gaslamp Quarter San Diego

Renovation Focus

- $25M comprehensive total property renovation
- Guestrooms and corridors
- Public areas and lobby
- Entry and porte cochere
- Exterior
- Renovated/expanded meeting space and ballrooms
- Restaurant renovation and re-concept
- Bar and lounge
- Energy conservation ROI projects



Westin Gaslamp Quarter – Before Renovation



Westin Gaslamp Quarter – Before Renovation

pebblebrook

Case Study 1: Renovation & Repositioning

Westin Gaslamp Quarter San Diego

Opportunity for incremental EBITDA of at least $3.2M in today's dollars


Westin Gaslamp Quarter


Westin Gaslamp Quarter

	2006 Peak	2011 Forecast	2011 Stabilized Penetration
Occupancy	80%	76%	80%
ADR	$193	$157	$175
RevPAR	$154	$119	$140
RevPAR Penetration Index	104.7	87.0	100.0
Hotel EBITDA (in millions)	$15.4	$7.8	$11.0
Hotel EBITDA Margin	40%	27%	33%

pebblebrook

Case Study 2: F&B Opportunities & Best Practices

Sir Francis Drake San Francisco


Sir Francis Drake


Sir Francis Drake

pebblebrook

Case Study 2: F&B Opportunities & Best Practices

Sir Francis Drake San Francisco

Investment Overview

- Famous historic hotel
- Excellent Union Square location
- Extremely high barriers to entry
- "A" location in a truly world class city
- Historic meeting space and public areas
- Destination restaurant and nightclub
- Significant discount to estimated replacement cost (50%)
- Cash flow down 70% from prior peak
- Prior renovation, owner and operator repositioned hotel down to 3 diamond level

Enhancement Opportunities

- Opportunity to renovate and reposition back to 4 diamond level
- Implement Best Practices to reduce food and beverage costs and increase profitability
- Expand and renovate Lobby Bar to capture additional revenue
- Fully renovate top floor Harry Denton Starlight Lounge to create a highly competitive banquet and catering space to dramatically increase catering and club revenues and profits


Sir Francis Drake


Sir Francis Drake


Sir Francis Drake

Case Study 2: F&B Opportunities & Best Practices

Sir Francis Drake San Francisco

F&B Best Practice Highlights

- Establish new food purchasing and specification program
- Review and revise all menu offerings to reduce waste, control portion sizes, consolidate specifications, reduce inventories and simplify purchasing and preparation
- Install comprehensive controls including receiving procedures, electronic scale, secure storage areas, security cameras and dedicated purchasing positions
- Institute beverage controls and beverage pouring monitoring program
- Continual monthly monitoring



Sir Francis Drake



Sir Francis Drake

Case Study 2: F&B Opportunities & Best Practices

Sir Francis Drake San Francisco

F&B Best Practice Examples

- Utilize and consolidate to program vendors
- Change food specifications to be more efficient and cost effective while retaining quality
- Weigh and verify all items upon delivery
- Create detailed costed recipes to reflect true plate cost of menu items
- Develop cost appropriate menu pricing and plate specifications and portions
- Eliminate any vendors that charge for freight deliveries
- Consolidate food orders to a single department
- Set par levels for all items
- Limit number of weekly deliveries
- Track movement of food items
- Limit access to dry storage area to storeroom staff only and lock during off-hours
- Keep waste sheets to record food items for which the hotel is not compensated
- Reduce or eliminate "branded" purchases
- Track and formalize employee feeding practices
- Remove all "Open Keys" from POS
- Only allow comps and voids to be made by the restaurant manager
- Reorganize the wine, liquor and beer storage procedures
- Ensure no alcohol leaves the storeroom without a signed requisition or transfer sheet
- Review well pour liquors and allow for premium and super premium upgrades
- Institute a bottle for bottle re-stocking exchange
- Cash bartender should not handle money
- Install automated liquor control and monitoring system
- Purchase Cryovac machine to extend food life and reduce spoilage

Case Study 2: F&B Opportunities & Best Practices

Sir Francis Drake San Francisco

Sir Francis Drake San Francisco
$325k annualized savings[(1)]

- Food purchasing changes and controls resulting in estimated $300k annual savings
- Beverage controls resulting in estimated $25k annual savings
- Food cost YTD June down 184 bps
- Beverage cost YTD June down 162 bps

$1.9M estimated annualized F&B savings identified to date throughout portfolio


Sir Francis Drake

(1) Savings after initial capital investment of $27k.

Case Study 3: Renovation & Repositioning

Grand Hotel Minneapolis



Grand Hotel Minneapolis



Grand Hotel Minneapolis

Case Study 3: Renovation & Repositioning

Grand Hotel Minneapolis

Investment Overview

- Excellent downtown location
- Significant discount to estimated replacement cost (60%)
- Unencumbered by brand or operator
- Strong stable cash flow from Life Time Fitness (NYSE: LTM) athletic club and restaurant leases
- Distressed sale
- Property had fallen to #6 from number #1 in competitive set


Grand Hotel Minneapolis


Grand Hotel Minneapolis

pebblebrook

Case Study 3: Renovation & Repositioning

Grand Hotel Minneapolis

Repositioning Opportunities

- Healthy business travel recovery
- No new supply
- Adding strong boutique brand and new hotel management
- Significant renovation
- Effective post-renovation relaunch plan to encourage trial and educate guests
- Create group sales effort and build base
- Reposition rates back to top of the market
- Leverage unique amenity of 58,000 square feet of high quality Lifetime Fitness facilities


Grand Hotel Minneapolis


Grand Hotel Minneapolis

Case Study 3: Renovation & Repositioning

Grand Hotel Minneapolis


Grand Hotel Minneapolis RevPAR Penetration
RevPAR rank increased from #6 at purchase in September 2010 to #1 in July 2011
Competitive Set:
Luxury Collection Hotel Ivy
Wyndham Graves 601 Hotel
W Hotel Minneapolis Foshay
Hilton Marquette Hotel
Westin Minneapolis
Renovation Period
12.2% YoY
14.7% YoY
19.3% YoY
120.0
115.0
110.0
105.0
100.0
95.0
90.0
85.0
80.0
75.0
70.0
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug. 27 T-28

Source: Smith Travel Research

pebblebrook

Case Study 4: Comprehensive Asset Management

Viceroy Miami


Viceroy Miami


Viceroy Miami

pebblebrook

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Investment Overview

- Acquired from lender
- Premiere location on Brickell
- High quality asset and amenity base
- Newly built, luxury quality
- Gateway city


Viceroy Miami


Viceroy Miami


Viceroy Miami

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Repositioning Thesis

- 5 diamond quality; 4 diamond service
- "Right-size" management and staff
- Implement best practices
- Increase ancillary revenues
- Restructure rental management program
- Operations yet to stabilize
- Revise revenue management strategies
- Increase pricing and better manage OTAs
- Reduce other overhead costs
- Fix food and beverage operations


Viceroy Miami


Viceroy Miami

pebblebrook

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Payroll and Turnover

$800k
annualized savings

- Reduce payroll from 186 employees to 128
- Restructure job positions
- Reduce turnover from 64% to 35%
- Reduce annual turnover cost from $585k to $293k

Food and Beverage

$250k
annualized savings

- Re-engineer menus in restaurant and convenience/coffee outlet to increase revenues
- Reduce number of kitchens used from 3 to 1
- Reduce number of store rooms used for beer, wine and liquor from 7 to 2
- Implement new purchasing program, controls and procedures

Other

$500k
annualized savings/benefits

- Restructure rental management program
- Allocate legitimate shared operational costs to condo owners
- Charge interest on overdue amounts
- Add 15% service charge to hotel parking
- Charge fees to condo owners when maintenance is performed

$1.5M estimated annualized savings/benefits identified to date

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Revenue Management

- Replace off-site third party revenue manager with on-site revenue manager
- Maintain current business mix – group and transient
- Properly position hotel at increased pricing levels
- ADR Penetration Index increased 9.6% in July, compared to June YTD increase of 3.5%
- RevPAR Penetration Index increased 3.8% in July compared to June YTD increase of 0.8%

Housekeeping

- Decrease cleaning minutes per room
- Conduct training with room attendants to make cleaning processes more efficient and decrease supervision
- Implement core staffing level augmented with contract labor during high occupancy periods
- Charge a flat fee to RMA owners for twice yearly deep cleaning of condos
- Implement Choose to Conserve program


Viceroy Miami


Viceroy Miami

pebblebrook

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Small cost savings initiatives add up to contribute to the hotel's bottom line

Rooms Laundry *Estimated Annual Savings - $40k*	▪ Reduced linen/terry placement in rooms, no second service ▪ Reduced pounds per occupied room cleaned in July by 2.7lb
Uniform Cleaning *Estimated Annual Savings - $10k*	▪ Conversion to new vendor
Guest Laundry & Dry Cleaning *Estimated Annual Savings - $5k*	▪ Conversion to new vendor
Coca-Cola Conversion *Estimated Annual Savings - $10k*	▪ Complete conversion from Coca-Cola bottles to cans
Night Cleaning *Estimated Annual Savings - $25k*	▪ Conversion to new vendor
Audio Visual Equipment[(1)] *Estimated Annual Savings - $20k*	▪ Purchase of AV equipment instead of renting
$110k	**Total Estimated Annual Savings Identified To Date**

(1) Estimated savings based on initial capital investment of $2,600

Case Study 4: Comprehensive Asset Management

Viceroy Miami

Estimated annual green initiative identified savings to date = $170k[(1)]

Replace incandescent lighting in guestrooms, hallways and BOH with fluorescent and LED bulbs

Estimated Annual Savings - $85k

Inspected property for water leaks and conducted meter test to ensure correct registration

Estimated Annual Savings - $5k

Created green component to add to meeting packages and updated website

Estimated Annual Savings/Benefits - $25k

Range hood controls installed

Estimated Annual Savings - $15k

Co-mingled recycling throughout all departments

Estimated Annual Savings - $10k

Add hand dryers in public restrooms (testing)

Estimated Annual Savings - $10k

Rolling out Choose to Conserve Program with incentive to decline housekeeping service

Estimated Annual Savings - $10k

Low-flow showerheads and aerators to be installed in guestrooms

Estimated Annual Savings - $5k

Install/modify digital controls

Estimated Annual Savings - $5k

(1) Estimated savings based on estimated initial capital investment of $300k.

Case Study 4: Comprehensive Asset Management

Viceroy Miami[1]


Viceroy Miami

	2010A	Broker's 2011F[2]	Pebblebrook 2011F
Occupancy	68.4%	72.0%	77.8%
ADR	$188	$222	$201
RevPAR	$128	$160	$156
Hotel Revenue (in millions)	$14.8	$17.1	$18.1
Hotel EBITDA (in millions)	($0.8)	$1.3	$1.8
Hotel EBITDA Margin	(5.6%)	7.8%	10.2%

Total identified savings to date = $1.8M

(1) Property owned by Pebblebrook since June 2011.
(2) Broker's 2011 forecast does not include the effects of Rental Management Program income from January 2011 to April 2011.


Affinia Gardens


Affinia Gardens

balance sheet and capital structure

Long-Term Capital Structure

Pebblebrook's approach is to utilize a conservative amount of debt to minimize risk and absorb cyclical downturns

Long-Term Targeted Capital Structure



Target % of Capital Structure
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Common Equity
50% - 60%
Preferred Equity
10% - 15%
Debt
30% - 35%
Capital Structure

	Current	Long-Term Target
Common Equity/Total Assets[1]	**54%**	**50%-60%**
Preferred Debt/Total Assets[1]	**9%**	**10%-15%**
Unsecured Credit Facility Debt	3%	
Mortgage Debt[2]	16%	
Joint Venture Debt[1]	18%	
Total Debt	**37%**	**30%-35%**
Invested Assets	**100%**	**100%**

(1) Includes Pebblebrook's 49% pro rata interest in the Manhattan Collection's outstanding debt, which is non-recourse and unconsolidated.
(2) Does not include Pebblebrook's 49% pro rata interest in the Manhattan Collection's outstanding debt, which is non-recourse and unconsolidated.

pebblebrook

Credit Facility and Balance Sheet Highlights

Current Balance Sheet Highlights

($ in millions)	Consolidated Portfolio	Unconsolidated JV[1]	Total
Invested Assets	**$1,138**	**$446**	**$1,584**
Total Debt and Stockholders Equity:			
Non-Recourse Secured Debt	$252	-	$252
Unsecured Credit Facility Debt	42	-	42
Pro-Rata Non-Recourse JV Debt	-	$292	292
Total Debt	**$294**	**$292**	**$586**
Preferred Equity	**$140**	**$0**	**$140**
Common Equity Invested	**$704**	**$154**	**$858**

2011F Year-End Ratio Highlights

	Consolidated Portfolio	Unconsolidated JV[1]	Total
Pro Forma Fixed Charge Ratio	**2.3x**	**1.5x**	**2.0x**
Net Debt/EBITDA Ratio	**3.9x**	**13.5x**	**6.0x**
Pro Forma Unsecured Interest Coverage Ratio	**16.5x**	**N/A**	**16.5x**



Grand Hotel Minneapolis



Hotel Monaco Seattle - Rendering



Hotel Monaco Washington DC

Source: Pebblebrook's Q2 Earnings Release.
(1) Includes Pebblebrook's 49% pro rata interest in the Manhattan Collection's outstanding debt, which is non-recourse and unconsolidated.

Pebblebrook Portfolio Debt Maturities

Credit Facility

- $200M unsecured credit facility, with $158M currently available
- Ability to upsize to $400M
- Pricing 250-350 bps over LIBOR
- Term of 3 years (June 2014) with a one-year extension option to June 2015


Argonaut San Francisco

Property	Loan Amount (in millions)	Current Interest Rate	2011F Loan to Cost	2011F Debt Yield	Maturity Date
Sofitel Philadelphia	$56.0	1.5%	64%	8.8%	February 2012
Hotel Monaco Washington DC	$35.0	5.7%	47%	17.2%	March 2012
Argonaut San Francisco	$42.0	5.7%	49%	13.1%	March 2012
Manhattan Collection	$596.6	3.1%	66%	7.4%	February 2013
InterContinental Buckhead	$52.1	4.9%	50%	15.6%	January 2016
Skamania Lodge	$31.0	5.4%	56%	13.6%	February 2016
DoubleTree by Hilton Bethesda	$36.0	5.3%	54%	11.1%	February 2016

(1) Debt Yield is calculated as hotel net operating income, including a reduction of 4% of hotel revenues for FF&E, divided by current outstanding debt balance.

Corporate G&A Analysis



Total G&A[(1)]/Concensus 2011 EBITDA[(1)]
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
Average: 10.2%
FCH
AHT
HT
BEE[(2)]
SHO
HST
PEB[(3)]
LHO
DRH



W Boston

(1) R.W. Baird & Co. Research
(2) Represents BEE's G&A before expected $25.1M in VCP expense for the full year.
(3) Pebblebrook 2011 EBITDA is pro forma as if the Company owned all of its hotels as of July 29, 2011 for all of 2011, including its 49% interest in the Manhattan Collection.


Sir Francis Drake


Sir Francis Drake

2011 performance update and outlook

pebblebrook

2011 Outlook

($ in millions except per share data)	Low	High
Adjusted EBITDA	$76.5	$79.5
Adjusted FFO	$46.0	$49.0
Adjusted FFO per diluted share	$0.94	$1.00
Q3 2011 Pro forma RevPAR Growth	6.0%	8.0%
2011 Pro forma RevPAR Growth	7.5%	9.0%
2011 Hotel EBITDA	$84.3	$87.3
2011 Hotel EBITDA Margin	25.9%	26.5%


Grand Hotel Minneapolis


Hotel Monaco Seattle

Information above is taken from Pebblebrook's Q2 2011 Earnings Release, dated August 2, 2011.
Note: Assumes no additional acquisitions included beyond the 20 properties that have been acquired as of July 29, 2011; outlook includes Pebblebrook's 49% pro rata share in the Manhattan Collection.

Hotel Operating Performance
Reporting Basis

	YTD June 2011			Full Year Outlook[2]		
	2011	2010	Variance	2011	2010	Variance
Rooms[1]	2,853	2,852	*0.0%*	3,717	3,713	*0.0%*
Occupancy	74.5%	75.7%	*(1.7%)*	77.5%	76.3%	*1.2%*
ADR	$184	$169	*9.0%*	$202	$189	*7.1%*
RevPAR	$136	$126	*7.3%*	$156	$144	*8.3%*
Hotel EBITDA (in millions)	$27.5	$24.4	*12.6%*	$85.8	$71.0	*20.4%*
Hotel EBITDA Margin	23.9%	22.7%	*123 bps*	26.2%	23.5%	*270 bps*


Sir Francis Drake


Argonaut San Francisco


Skamania Lodge

(1) Information excludes Grand Hotel Minneapolis, Hotel Monaco Seattle, Westin Gaslamp, Mondrian Los Angeles, Viceroy Miami, W Boston and the Manhattan Collection for the first quarter; Grand Hotel Minneapolis, Viceroy Miami, W Boston and Manhattan Collection for the second quarter; and Grand Hotel Minneapolis for the third quarter. Operating performance for reporting performance includes Pebblebrook's 49% pro rata interest in the Manhattan Collection.
(2) Based on the same assumptions as the Company Outlook provided in Pebblebrook's Q2 Earnings Release, dated August 2, 2011; data reflects results for periods prior to the Company's ownership.

pebblebrook

Q3 Hotel Demand and Booking Pace Remain Healthy

	Third Quarter Year-Over-Year Change[1,2]	
	As of July 31, 2011	As of June 30, 2011
Group Pace		
Room Nights	(6.5%)	(0.4%)
ADR	8.8%	7.1%
Revenue	1.7%	6.7%
Transient Pace		
Room Nights	8.7%	6.1%
ADR	7.7%	10.8%
Revenue	17.1%	17.6%
Total Pace		
Room Nights	3.5%	3.4%
ADR	8.1%	9.2%
Revenue	11.9%	12.9%

	Year-Over-Year RevPAR Increase[2]
July 2011 (Actual)	9.7%
August 2011 (Preliminary)	8.0%
September 2011 (Forecast)	8.0% - 10.0%
Prior Q3 Outlook[3]	6.0% - 8.0%


Affinia 50


InterContinental Buckhead

(1) Figures do not include Grand Hotel Minneapolis.
(2) Figures include Pebblebrook's 49% pro rata interest in the Manhattan Collection.
(3) Source: Pebblebrook's Q2 2011 Earnings Release, dated August 2, 2011.

pebblebrook

Q4 Hotel Demand and Booking Pace Remain Strong

	Fourth Quarter Year-Over-Year Change[1]	
	As of July 31, 2011	As of June 30, 2011
Group Pace		
Room Nights	3.0%	8.7%
ADR	8.0%	5.2%
Revenue	11.2%	14.3%
Transient Pace		
Room Nights	19.6%	11.8%
ADR	9.5%	8.1%
Revenue	30.9%	20.9%
Total Pace		
Room Nights	8.0%	9.5%
ADR	9.0%	6.1%
Revenue	17.7%	16.2%


Skamania Lodge


Viceroy Miami

(1) Figures do not include Grand Hotel Minneapolis and do include Pebblebrook's 49% pro rata interest in the Manhattan Collection.

2012 Hotel Demand and Booking Pace Remain Strong

	2012 Year-Over-Year Change[1]	
	As of July 31, 2011	As of June 30, 2011
Group Pace		
Room Nights	27.0%	21.9%
ADR	7.6%	9.0%
Revenue	36.7%	32.8%


Mondrian Los Angeles


Sofitel Philadelphia

(1) Figures do not include Grand Hotel Minneapolis and do include Pebblebrook's 49% pro rata interest in the Manhattan Collection.

2011 Outlook Run Rate (Total Portfolio)

($ in millions except per share data)	Low	High
Adjusted EBITDA	$88.7	$92.5
Adjusted FFO	$48.7	$52.5
Adjusted FFO per diluted share	$0.94	$1.01
Q3 2011 Pro forma RevPAR Growth[1]	6.0%	8.0%
2011 Pro forma RevPAR Growth	7.3%	8.8%
2011 Hotel EBITDA	$97.0	$100.8
2011 Hotel EBITDA Margin	24.0%	24.6%


Affinia Dumont


Sheraton Delfina

Note: Run Rate results are as if Pebblebrook owned all 20 properties since January 1, 2011, including the 12 hotels acquired in 2011. No additional acquisitions are included beyond the 20 properties that have been acquired as of July 29, 2011; the run rate reflects all 20 properties for the full year 2011, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.

(1) Based on the same assumptions as the Company Outlook provided in Pebblebrook's Q2 Earnings Release, dated August 2, 2011.

Hotel Operating Performance Run Rate (Total Portfolio)

	YTD June 2011			Full Year Outlook (1)		
	2011	2010(2)	Variance	2011	2010(2)	Variance
Rooms	4,625	4,629	*(0.0%)*	4,631	4,629	*0.0%*
Occupancy	75.3%	76.5%	*(1.6%)*	78.0%	77.2%	*0.8%*
ADR	$199	$184	*8.2%*	$206	$192	*7.3%*
RevPAR	$148	$139	*6.6%*	$159	$147	*8.1%*
Hotel EBITDA (in millions)	$40.4	$38.9	*3.9%*	$98.9	$85.8	*15.3%*
Hotel EBITDA Margin	21.0%	21.6%	*(69 bps)*	24.3%	22.8%	*150 bps*


W Boston


Skamania Lodge

(1) Based on the same assumptions as the Company Outlook provided in Pebblebrook's Q2 Earnings Release, dated August 2, 2011.
(2) The operating statistics reflect all 20 properties for the period, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.

pebblebrook

Hotel Portfolio Run Rate (2011 Seasonality)

Hotel EBITDA	Q1	Q2	Q3	Q4
Range	12% - 14%	25% - 27%	29% - 31%	30% - 32%



Affinia Shelburne



Mondrian Los Angeles

Note: Pro forma results are as if Pebblebrook owned all 20 properties since January 1, 2011, including the 12 hotels acquired in 2011. No additional acquisitions are included beyond the 20 properties that have been acquired as of July 29, 2011; the pro forma reflects all 20 properties for the full year 2011, including Pebblebrook's 49% pro rata share in the Manhattan Collection.

Year Over Year Change in Hotel Operating Performance – Run Rate

Hotel	Occupancy 2011F	Occupancy 2010A	Occupancy Variance	RevPAR 2011F	RevPAR 2010A	RevPAR Variance	Hotel EBITDA 2011F[1] (in millions)	Hotel EBITDA 2010A	Hotel EBITDA Variance
DoubleTree by Hilton Bethesda	67%	70%	*(274 bps)*	$111	$110	*1.1%*	$4.4	$4.7	(7.6%)
Sir Francis Drake	73%	76%	*(379 bps)*	$122	$107	*13.3%*	4.7	3.4	40.4%
InterContinental Buckhead	72%	74%	*(149 bps)*	$112	$110	*1.8%*	9.0	8.3	8.0%
Hotel Monaco DC	81%	80%	*63 bps*	$209	$202	*3.9%*	6.6	5.5	19.4%
Grand Hotel Minneapolis[2]	69%	66%	*311 bps*	$117	$100	*16.6%*	2.2	1.5	44.0%
Skamania Lodge	56%	56%	*(78 bps)*	$84	$84	*0.7%*	4.8	4.4	7.5%
Sheraton Delfina	87%	87%	*(20 bps)*	$167	$159	*5.1%*	7.0	5.2	33.2%
Sofitel Philadelphia	78%	75%	*329 bps*	$144	$127	*13.2%*	5.6	4.3	29.3%
Argonaut San Francisco	85%	87%	*(202 bps)*	$184	$161	*14.2%*	6.1	5.2	17.7%
Westin Gaslamp	76%	73%	*318 bps*	$119	$114	*4.6%*	7.8	8.4	(7.4%)
Monaco Seattle	80%	81%	*(53 bps)*	$126	$119	*5.9%*	2.7	2.2	22.8%
Mondrian LA	77%	72%	*543 bps*	$210	$183	*14.3%*	8.7	7.9	10.8%
Viceroy Miami	78%	68%	*943 bps*	$156	$128	*21.8%*	1.8	(0.8)	322.5%
W Boston	81%	75%	*593 bps*	$208	$184	*13.4%*	4.0	3.6	12.1%
Manhattan Collection[3]	87%	89%	*(272 bps)*	$231	$219	*5.6%*	23.5	21.9	7.4%
Total Portfolio[2]	***77%***	***77%***	***28 bps***	**$159**	**$147**	***8.1%***	**$98.9**	**$85.8**	**15.3%**

(1) Calculated using the same assumptions as the Company Outlook provided in Pebblebrook's Q2 Earnings Release.
(2) The operating statistics reflect all 20 properties for the period, including Pebblebrook's 49% pro rata share in the Manhattan Collection; 2010 numbers for the Grand Hotel Minneapolis are estimates, as operating information prior to Pebblebrook's ownership is not auditable and cannot be verified.
(3) Occupancy, RevPAR and Hotel EBITDA represent Pebblebrook's 49% pro rata interest in the Manhattan Collection.

pebblebrook


Mondrian Los Angeles


Mondrian Los Angeles

questions


Affinia Manhattan


Affinia Manhattan

property tours

Manhattan Collection, New York, New York


The Benjamin


Affinia Shelburne


Affinia 50


Affinia Gardens


Affinia Manhattan


Affinia Dumont


Affinia Gardens
129 Rooms
64th b/w 2nd and 3rd
Affinia 50
210 Rooms
50th b/w Lexington and 3rd
The Benjamin
209 Rooms
50th and Lexington
Affinia Shelburne
325 Rooms
37th and Lexington
Affinia Manhattan
616 Rooms(1)
31st and 7th Avenue
Affinia Dumont
241 Rooms
34th b/w Lexington and 3rd
Museum of Natural History
West 72 St.
Frick Museum
Zoo
East 64 St.
Lincoln Center
East 59 St.
Carnegie Hall
East 50 St.
Rockefeller Center
Midtown
United Nations
Times Sq.
Grand Central Station
West 42 St.
Chrysler Building
East 42 St.
Port Authority Bus Terminal
Murray Hill
Midtown West
East 39 St.
East 37 St.
West 34 St.
Macy's Herald Sq.
East 34 St.
Penn Station
Empire State Building
Chelsea
West 31 St.
West 23 St.
East 23 St.
Union Sq.
Greenwich Village
Tompkins Sq.
ELEVENTH AVE.
AVENUE OF THE AMERICAS
FIFTH AVE.
BROADWAY
MADISON AVE.
PARK AVE. SOUTH
LEXINGTON AVE.
THIRD AVE.
SECOND AVE.
FIRST AVE.
FRANKLIN D. ROOSEVELT

(1) Includes the additional 90 rooms that are expected to come online in the fall of 2011.

The Benjamin


The Benjamin

- 209 luxury guest rooms, including 97 Executive Suites
- Average room size: 458 square feet
- Located in Midtown on the corner of Lexington and 50th
- Boasts Wellness Spa featuring healing massages and rejuvenating skin treatments, pet friendly Dream Dog program and 2,000 square feet of meeting space featuring video conferencing and high-speed web access
- Features The National Bar and Dining Rooms Restaurant, overseen by Food Network Chef Geoffrey Zakarian; opened in Q4 2010 and was recently honored with an award from the James Beard Foundation


The Benjamin


The Benjamin


The Benjamin

Affinia 50


Affinia 50

- 210 spacious guest rooms and suites (all with full kitchens), including several with private terrace and views of the city
- Average room size: 510 square feet
- Located in the heart of Midtown on the corner of 3rd Avenue and 50th, just blocks from Madison and Fifth Avenue shops and the United Nations
- Re-opened in Q3 2004 following a $12M ($57k / key) renovation and repositioning
- Club Room on 2nd floor is a popular escape for guests to relax, work and socialize
- Over 7,500 square feet of leased ground floor retail space
- Potential expansion through reconfiguration


Affinia 50


Affinia 50


Affinia 50

pebblebrook

Affinia Shelburne


Affinia Shelburne

- 325 guest rooms and suites, featuring contemporary décor and modern in-room technology
- Average room size: 418 square feet
- Located in Manhattan's Murray Hill neighborhood with convenient access to the United Nations, the Empire State Building, Chrysler Building and Grand Central Terminal
- Completed $27M ($83k / key) comprehensive renovation and expansion (70 rooms) in 2009
- Features Rare View (leased), a popular rooftop bar with stunning city views and Rare Bar & Grill (leased)
- 1,725 square foot conference space
- Over 4,000 square feet of leased retail space


Affinia Shelburne


Affinia Shelburne


Affinia Shelburne

pebblebrook

Affinia Manhattan


Affinia Manhattan

- 616 guest rooms and suites[1], including Terrace Suites with grand views of Midtown
- Average room size: 395 square feet[1]
- Located across from Madison Square Garden, Penn Station, Macy's Herald Square and steps away from Times Square and the Garment District
- Undergoing a $24M ($39k / key) comprehensive renovation and reconfiguration, increasing the room count to 616 (17% increase), to be completed by early October 2011
- Features Niles New York City Bar and Restaurant (leased), over 24,000 square feet of leased retail space and approximately 8,800 square feet of versatile meeting space


Affinia Manhattan


Affinia Manhattan


Affinia Manhattan

(1) Includes the additional 90 rooms that are expected to come online in the fall of 2011.

pebblebrook

NYSE: PEB